COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 14: COMMITMENTS AND CONTINGENCIES

Legal Proceedings

The Company is subject to lawsuits and claims arising out of the ordinary course of its business. The Company does not have any currently pending claims or litigation that the Company believes, individually or in the aggregate, will have a material adverse effect on its financial position, results of operations, cash flows, liquidity or capital resources. Atmus carries various forms of commercial, property and casualty, product liability and other forms of insurance. Where Atmus has not obtained its own insurance policies, it will continue to be covered under Cummins’ insurance policies while Atmus continues to be majority owned by Cummins; however, such insurance may not be applicable or adequate to cover the costs associated with a judgment against Atmus with respect to these lawsuits, claims and proceedings. While the Company believes it has established adequate accruals for Atmus’ expected future liability with respect to pending lawsuits, claims and proceedings, where the nature and extent of any such liability can be reasonably estimated based upon presently available information, there can be no assurance that the final resolution of any existing or future lawsuits, claims or proceedings will not have a material adverse effect on Atmus’ business, financial condition, results of operations or cash flows.

Indemnifications

Periodically, Atmus enters various contractual arrangements where it agrees to indemnify a third-party against certain types of losses. Atmus regularly evaluates the probability of having to incur costs associated with these indemnities and accrue for expected losses that are probable. Because the indemnifications are not related to specified known liabilities, and due to their uncertain nature, Atmus is unable to estimate the maximum amount of the potential loss associated with these indemnifications.